                                                                     EXHIBIT 4.1

           NUMBER                                    SHARES

                                     [Logo]

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE      SEE REVERSE FOR CERTAIN DEFINITIONS AND A
IN THE CITY OF BOSTON, MA             STATEMENT AS TO THE RIGHTS, PREFERENCES,
OR NEW YORK, NY                       PRIVILEGES AND RESTRICTIONS ON SHARES

                                      CUSIP 630075 10 9

This Certifies That


is the record holder of

      FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

                                  NANOGEN, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

      /s/ Harry J. Leonhardt, Esq       [SEAL]    /s/ Tina S. Nova, Ph.D.
              SECRETARY                             PRESIDENT AND CHIEF
                                                     OPERATING OFFICER




COUNTERSIGNED AND REGISTERED:
  BANKBOSTON, N.A.
              TRANSFER AGENT AND REGISTRAR

BY
                    AUTHORIZED SIGNATURE


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      A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common                  UNIF GIFT MIN ACT - ________________________Custodian_________________________
TEN ENT -  as tenants by the entireties                                        (Cust)                         (Minor)
JT TEN  -  as joint tenants with right of                                           under Uniform Gifts to Minors
           survivorship and not as tenants                           Act_______________________________________________________
           in common                                                                           (State)
                                                 UNIF TRF MIN ACT -  _______________________Custodian (until age_______________)
                                                                            (Cust)
                                                                     ___________________________________under Uniform Transfers
                                                                             (Minor)
                                                                     to Minors Act_____________________________________________
                                                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________
_________________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________

                                         X______________________________________

                                         X______________________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By_____________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.